Exhibit 10.26

September 5, 2007

CDC IV, LLC

47 Hulfish Street, Suite 310

Princeton, NJ 08542

Attention: David Ramsay

Dear Sirs:

Reference is made to the License and Development Agreement made as of September 5, 2007 by and among BioDelivery Sciences International, Inc. (“BDSI”), Arius Pharmaceutical, Inc. (“Arius”) and Meda AB (“Meda”) (the “Meda License Agreement”), a copy of which is attached hereto as Exhibit A.

The undersigned, CDC IV, LLC hereby acknowledges (i) that it has executed that certain Sublicensing Consent and Amendment by BDSI, Arius and CDC IV,LLC attached hereto as Exhibit B; (ii) that Meda has relied upon the attached consent in connection with its execution of the Meda License Agreement; and (iii) that the only rights of unilateral termination available to CDC IV, LLC under the CDC License (as defined in the attached consent) are contained in Sections 10.2, 10.3 and 10.4 of the CDC License.

Please indicate your agreement to the provisions of this Letter Agreement by having a duly authorized officer of each of the addressees execute this Letter Agreement in duplicate and then return an executed copy to the undersigned.

[Signature page to follow.]

Very truly yours,

MEDA AB

By:	/s/ Anders Lonner
Name:	Anders Lonner
Title:	Chief Executive Officer

ACCEPTED AND AGREED TO AS OF THE DATE OF THIS LETTER AGREEMENT:

CDC IV, LLC

By:	/s/ David Ramsey
Name:	David Ramsey
Title:	Partner

EXHIBIT A

MEDA LICENSE AGREEMENT

EXHIBIT B

CDC SUBLICENSING CONSENT AND AMENDMENT